                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of March 15, 2000, is among NUTRITION FOR LIFE INTERNATIONAL, INC., a Texas corporation ("Leading Borrower"), NL ACQUISITION COMPANY, a Delaware corporation ("NLAC"), AC ACQUISITION COMPANY, a Delaware corporation ("ASH"), BACTOLAC PHARMACEUTICAL INC., a Delaware corporation (formerly known as BPI Acquisition Company and herein "BPI" and Leading Borrower, ASH, NLAC, and BPI being collectively referred to as "Borrowers" and each a "Borrower"), ADVANCED NUTRACEUTICALS, INC, a Texas corporation ("Holding Co."), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                                   RECITALS:

     A. Borrowers and Lender have entered into that certain Loan and Security Agreement dated as of November 15, 1999 (as the same has been modified by that that certain First Amendment to Loan and Security Agreement dated as of November 30, 1999 and as the same may hereafter be amended or otherwise modified, the "Agreement").

     B. Pursuant to Section 5(a)(i) of the Agreement, Leading Borrower is allowed, if certain conditions have been met, to implement a Holding Co. Restructure (as defined in the Agreement) in which Leading Borrower may merge with a newly created corporation created to facilitate a holding company structure under which the holding company will own 100% of Leading Borrower and the existing shareholders of Leading Borrower will become shareholders of the holding company.

     C. Leading Borrower now desires to proceed with the Holding Co. Restructure described under Section 5(a)(i) of the Agreement by forming a subsidiary, Holding Co., which will in turn form a merger subsidiary, NFLI Merger Sub, Inc., a Texas corporation (herein "Merger Sub"). Leading Borrower will then be merged with Merger Sub with Leading Borrower surviving and the shareholders of Leading Borrower exchanging their stock in Leading Borrower for the same class and amount of stock of Holding Co.

     D. As a result of the foregoing, Borrowers, Holding Co. and Lender now desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

                                   ARTICLE 1

                                  Definitions

     Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 2

                                 Noncompliance

     Section 2.01 Noncompliance. Leading Borrower has failed to comply with the covenants set forth in clauses (m), (t), (x), and (z) of Section 3.21 of the Agreement requiring the delivery of certain of the documents prior to the date of this Amendment (each covenant described above individually a "Violated Covenant" and collectively herein, the "Violated Covenants").

     Section 2.02 Waiver. The Lender agrees not to exercise any rights or remedies available as a result of the past occurrences of Leading Borrower's failure to comply with the Violated Covenants.

     Section 2.03 Waiver Limitation. The waiver specifically described herein shall not constitute and shall not be deemed a waiver of any Default, whether arising as a result of the further violation of the Violated Covenants (as amended herein) or otherwise, or a waiver of any rights or remedies arising as a result of such other Defaults. The failure to comply with the Violated Covenants (as amended herein) for any date subsequent to this Amendment shall constitute an Event of Default.

                                   ARTICLE 3

                                   Amendments

     Section 3.01 Amendment to Section 3.2. Section 3.2 of the Agreement is amended by deleting and replacing the first sentence of said section in its entirety with following sentence:

          The jurisdiction in which each Corporate Credit Party is organized is correctly set forth in the introduction to this Agreement or, as to Holding Co., is organized under the laws of the state of Texas.

     Section 3.02 Amendment to Section 3.21. The phrases "within 30 days of Closing Date" and "December 31, 1999" are hereby deleted from each place that either such phrase appears in Section 3.21 of the Agreement and replaced with the phrase "April 28, 2000".

     Section 3.03 Amendment to Section 5.1(a)(i). Section 5.1(a)(i) of the Agreement is amended in its entirety to read as follows:

          (i) any time before May 31, 2000, Leading Borrower may merge with a newly created corporation, NFLI Merger Sub, Inc., a Texas corporation, created to facilitate a holding company structure under which a new corporation, Advanced Nutraceuticals, Inc., a Texas corporation ("Holding Co.") will own 100% of Leading Borrower and the existing shareholders of Leading Borrower will become shareholders of Holding Co. (the "Holding Co. Restructure") if: (A) no Default exists at the time of, or will result from, such transaction, (B) Holding Co. directly owns one-hundred percent (100%) of the stock of Leading Borrower following the Holding Co. Restructure, (C) Holding Co. becomes a Credit Party hereunder (pursuant to such documentation as the Lender may require), pledging, among other Collateral, all Stock in Leading Borrower to the Lender, simultaneous with the closing of the Holding Co. Restructure, (D) Holding Co. guarantees all Obligations pursuant to a guarantee to be in form and substance acceptable to Lender, simultaneous with the closing of the Holding Co. Restructure; and (E) Leading Borrower will be the surviving Person;

     Section 3.04 Amendment to clause (A) of Section 5(i). Clause (A) of Section 5(i)(A) of the Agreement is amended in its entirety to read as follows:

          (A) declare and pay regularly scheduled dividends to Holding Co. (after giving effect to the Holding Co. Restructure) in order to allow Holding Co. to declare and pay regularly scheduled dividends on account of Holding Co.'s Series A Preferred Stock;

     Section 3.05 Amendment to Section 5(i). Section 5(i) of the Agreement is amended by adding the following sentence to the end of Section 5(i) of the
Agreement:

          Holding Co. may declare and pay regularly scheduled dividends on account of its Series A Preferred Stock from the corresponding dividends received from Leading Borrower if such dividends from Leading Borrower were declared and paid in accordance with this Agreement.

     Section 3.06 Amendment to Section 6.1(b). Subclauses (i) and (ii) of clause
(y) of Section 6.1(b) of the Agreement are amended in their entirety to read respectively as follows:

          (i) no delivery of the Stock of Nutrition for Life International Philippines, Inc., a Philippines corporation, is required unless, as of April 28, 2000, such Subsidiary has not been liquidated or dissolved at that time; (ii) no delivery of the Stock of any other Subsidiary organized under the laws of a jurisdiction outside the United States of America, of QBI Acquisition Company or of UNC Acquisition Company is required until April 28, 2000;

     Section 3.07 Amendment to Attachment I of Schedule D. Attachment I of Schedule D of the Agreement is amended in its entirety to read as set forth in Attachment I of Schedule D attached hereto.

     Section 3.08 Amendments to Disclosure Schedule 3.7. Disclosure Schedule 3.7 to the Agreement is each amended in its entirety to read as set forth on the corresponding disclosures schedules attached hereto.

     Section 3.09 Amendments to Additional Disclosure Schedules. The following Disclosure Schedules to the Agreement are each amended by adding to the respective schedules the information set forth on the corresponding disclosures schedules attached hereto:

                    Disclosure Schedule (3.2)
                    Disclosure Schedule (3.6)
                    Disclosure Schedule (3.17)
                    Disclosure Schedule (3.18)
                    Disclosure Schedule (6.1).
                    Disclosure Schedule (6.1(a)).

                                   ARTICLE 4

                             Joinder of Holding Co.

     Section 4.01 Joinder. Holding Co., as the newly formed holding company of Leading Borrower, is required to execute this Agreement pursuant to Section 5(a)(i) the Credit Agreement. In addition to all other covenants, promises, agreements, requirements, conditions or other terms contained in this Amendment, Holding Co. hereby agrees as follows:

          (a) Holding Co. assumes all the obligations of a "Corporate Credit Party" and a "Credit Party" under the Agreement and agrees that it is a "Corporate Credit Party" and a "Credit Party" and bound as a "Corporate Credit Party" and a "Credit Party" under the terms of the Agreement as if it had been an original signatory thereto. In furtherance of the foregoing, Holding Co. hereby assigns, pledges and grants to Lender a security interest in all of its right, title and interest in and to Holding Co.'s Collateral (as defined in the Agreement) to secure the Obligations (as defined in the Agreement) under the terms of the Agreement;

          (b) Holding Co. hereby confirms that the representations and warranties set forth in Section 3 of the Credit Agreement applicable to it and its Collateral are true and correct after giving effect to the amendments to the Disclosure Schedules herein; and

          (c) In furtherance of its obligations under Section 3.21 of the Agreement but subject to Section 6.1(b) of the Agreement, Holding Co. agrees to execute and deliver such UCC financing statements naming the Holding Co. as debtor, the Lender as secured party and describing its Collateral and such other documentation (including intellectual property security agreements) as the Lender may require to evidence, protect and perfect the Liens created by the Agreement as modified hereby.

                                   ARTICLE 5

                              Conditions Precedent

     Section 5.01 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) Lender shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Lender:

               (i) Secretary's Certificate. Each of Holding Co., Leading Borrower and Merger Sub will provide a Secretary's Certificate to Lender in the form of Exhibit A attached hereto;

               (ii) Opinion of Counsel. A favorable opinion of legal counsel to each Borrower, each other Credit Party and Merger Sub in the form of Exhibit B attached hereto or otherwise acceptable to Lender;

               (iii) Power of Attorney. A Power of Attorney duly executed by Holding Co. in the form of Exhibit C attached hereto;

               (iv) Holding Co. Guarantee - Pursuant to Section 5(a)(i) (D) of the Agreement, the execution by Holding Co. of a guarantee in favor of Lender in the form of Exhibit D attached hereto ( the "Holding Co. Guarantee");

               (v) Delivery of Certificated Stock. Pursuant to Section 6.1(b) of the Agreement, the delivery by Holding Co. of the stock certificates of Leading Borrower issued to Holding Co. along with blank Stock Powers (in form and substance acceptable to Lender) for each stock certificate delivered pursuant to this clause; and

               (vi) Additional Information. Lender shall have received such additional documentation and information as Lender or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may request; and

          (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (c) No Default or Event of Default shall have occurred and be continuing; and

          (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                   ARTICLE 6

                 Ratifications, Representations and Warranties

     Section 6.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Credit Party and Lender agree that the Agreement as amended hereby and the other Loan Documents are and shall continue to be legal, valid, binding and enforceable against said parties in accordance with their respective terms. Each Credit Party agrees and acknowledges that the Holding Co. Guarantee, after giving effect to this Amendment, is a Loan Document under the Agreement.

     Section 6.02 Representations and Warranties. Each Credit Party hereby represents and warrants to Lender as follows: (a) after giving effect to this Amendment, no Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of each Borrower and each other Credit Party and does not and will not: (1) violate any provision of law applicable to any Borrower or any other Credit Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of any Borrower or any other Corporate Credit Party or any order, judgment, or decree of any court or agency of government binding upon any Credit Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Credit Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of any Credit Party; or (4) require any approval or consent of any Person under any material contractual obligation of any Credit Party; and (d) the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of each Borrower and the resolutions of each Borrower attached as an exhibit to the respective Certificate of Secretary of each Borrower dated November 17, 1999 have not been modified or rescinded and remain in full force and effect as of the date of this Amendment.

     IN ADDITION, TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH CREDIT PARTY (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

              (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

              (b) RELEASE. RELEASES AND DISCHARGES LENDER, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY CREDIT PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

                                   ARTICLE 7

                                 Miscellaneous

     Section 7.01 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     Section 7.02 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 7.03 Expenses of Lender. As provided in the Agreement, each Credit Party agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Lender's legal counsel.

     Section 7.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 7.05 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

     Section 7.06 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and each Credit Party and their respective successors and assigns, except no Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     Section 7.07 Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 7.08 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by any Credit Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 7.09 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 7.10 Complete Amendment; Modification of Amendment. This Amendment and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof, supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied), and no Loan Document may be modified, altered or amended except by a written agreement signed by Lender, and each other Credit Party a party to such Loan Document.


                 [Remainder of page intentionally left blank]

                Executed as of the date first written above.

                    BORROWERS:

                    Nutrition for Life International, Inc.


                    By:
                        ---------------------------------------
                        David Bertrand
                        President


                    NL ACQUISITION COMPANY

                    AC ACQUISITION COMPANY

                    BACTOLAC PHARMACEUTICAL INC.
                    (formerly known as BPI Acquisition Company)


                    By:
                        ---------------------------------------
                        John R. Brown, Jr., Secretary of each company

                    HOLDING CO.:

                    Advanced Nutraceuticals, Inc.


                    By:
                        ---------------------------------------
                        David Bertrand
                        President

                    LENDER:

                    GENERAL ELECTRIC CAPITAL CORPORATION


                    By:
                        ---------------------------------------
                        Peter B. Cooney
                        Duly Authorized Signatory